                                                                   EXHIBIT 10.63


[MERRILL LYNCH LETTERHEAD]
                                        Private Client Group

                                        Merrill Lynch Business
                                        Financial Services Inc.
                                        33 West Monroe Street
                                        22nd Floor
                                        Chicago, Illinois 60603
                                        312/845-1020
                                        FAX 312/845-9093

                                        April 30, 1998


GT Bicycles, Inc.
2001 E. Dyer
Santa Ana, CA 92705

     Re: Amendment to Loan Documents

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and GT Bicycles, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE AND LOAN AGREEMENT No. 230-07C17 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith ( collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

1. The annual "Line Fee" during the period ending October 31, 1999 is $22,500.00. MLBFS acknowledges the receipt of Customer's check no. 91114 in the amount of $15,000.00 as partial satisfaction of said fee. Customer hereby authorizes and directs MLBFS to charge the remaining balance of $7,500.00 to WCMA Account No. 230-07C17 on or at any time after the Effective Date.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their Unconditional Guaranty shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection w ith the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

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GT Bicycles, Inc.
April 30, 1998
Page No. 2



MLBFS requests that as soon as feasible Customer furnish to MLBFS the following item (however, the Effective Date of this Letter Agreement is not conditioned upon the receipt of the such item):

An executed negative pledge UCC-1 Financing Statement with a legal description.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall ha ve reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

Merrill Lynch Business Financial Services Inc.


By: /s/ Ellen Lee
    -----------------------------------------
    Ellen Lee
    Division Documentation Manager

Accepted:

GT Bicycles, Inc.


By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------

Approved:

GT Bicycles California, Inc.

By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------

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GT Bicycles, Inc.
April 30, 1998
Page No. 3



GT BMX, Inc.

By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------


Riteway Distributors, Inc.

By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------


Riteway Products East, Inc.

By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------


Riteway Products North Central, Inc.

By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------

Rite-way Distributors Central, Inc.

By: /s/ Charles Cimitle
    -----------------------------------------
Printed Name: Charles Cimitile
              -------------------------------
Title: VP of Finance/CFO
       --------------------------------------